                                                                     EXHIBIT 4.2

                                SUPERVALU INC.

                Officers' Certificate and Authentication Order
                ----------------------------------------------
                        For Medium-Term Notes, Series B
                        -------------------------------


          Pursuant to the Indenture dated as of July 1, 1987 between SUPERVALU INC. (the "Company") and Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992 and the Third Supplemental Indenture dated as of September 1, 1995 (as so supplemented, the "Indenture") and resolutions adopted by the Board of Directors of the Company on June 29, 1994, this Officers' Certificate and Authentication Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with Section 301 of the Indenture, to establish the forms of the Securities of such series in accordance with Section 201 of the Indenture and to establish procedures for the authentication and delivery of specific Securities of such series from time to time pursuant to Section 303 of the Indenture.

          Capitalized terms used but not defined herein and defined in the Indenture shall have the respective meanings ascribed to them in the Indenture.

          All conditions precedent provided for in the Indenture relating to the establishment of (i) a series of Securities, (ii) the forms of such series of Securities and (iii) the procedures for the authentication and delivery of such series of Securities have been complied with.

          A.   Establishment of Series pursuant to Section 301 of Indenture.
               ------------------------------------------------------------

          There is hereby established pursuant to Section 301 of the Indenture a series of Securities which shall have the following terms:

          (1) The series of Securities hereby being authorized shall bear the title "Medium-Term Notes, Series B" (referred to herein as the "Notes").

          (2) The aggregate principal amount of the Notes of such series which may be authenticated and delivered under the Indenture and pursuant to this Officers' Certificate is limited to $400,000,000 or the equivalent thereof in foreign currencies or composite currencies as specified (the "Specified Currency") in the applicable Authentication Certificate (as defined in Section C below) or, in the case of Original Issue Discount Notes (as defined below), such principal amount as will result in an aggregate initial offering price as specified in the applicable Authentication Certificate not to exceed such amount (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to
Section 304, 305, 306, 906 or 1107 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered thereunder) as such amount may be reduced by the issuance of other series of the Securities.

          (3) The Notes shall be issuable only as Registered Securities. The Notes shall not be issuable in temporary global form. Each Note will be represented by either a Global Security registered in the name of the Depositary or its nominee (each Note represented by a Global Security being herein referred to as a "Book-Entry Note") or a certificate issued in definitive registered form, without coupons (a "Certificated Note"), as set forth in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, The Depository Trust Company will act as Depositary, and the circumstances under which a Global Security may be exchanged for Certificated Notes registered in the name of, and any transfer of a Global Security may be registered to, a Person other than the Depositary or its nominee shall be as provided in Section 305 of the Indenture.

          (4) Interest will be payable to the person in whose name a Note (or any predecessor Note) is registered at the close of business on the Regular Record Date (as defined below) next preceding each Interest Payment Date (as defined below); provided, however, that interest payable on the Maturity Date (as defined below) or upon redemption or repayment on any Note will be payable
to the person to whom principal shall be payable.   The first payment of any
interest on any Note originally issued after a Regular Record Date and on or before an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Any interest which is payable, but not punctually paid or duly provided for, on any Interest Payment Date will be payable to the person and in the manner specified in Section 307 of the Indenture.

          (5) Unless previously redeemed or repaid, the principal of each Note will be payable on the date from 9 months to 30 years from its date of issue, as specified in such Note and in the applicable Authentication Certificate (the "Maturity Date"). If the Maturity Date (or date of redemption or repayment) of any Note would fall on a day that is not a Market Day (as defined below), the payment of principal may be made on the next succeeding Market Day (or, in the case of a LIBOR Note, if such day falls in the next calendar month, the next preceding Market Day), and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of redemption or repayment). The term "Market Day" means (a) with respect to any Note (other than any LIBOR Note (as defined below)), any Business Day (as defined below), and (b) with respect to any LIBOR Note, any such Business Day which is also a London Business Day (as defined below). The term "London Business Day" means any day on which dealing in deposits in U.S. dollars are transacted in the London interbank market. The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is (i) not a day on which banking institutions in The City of New York generally are authorized or obligated by law or executive order to close, and (ii) if the Note is denominated in a Specified Currency (as defined below) other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law or executive order to close in the financial center of the country issuing the Specified Currency (which in the case of European Currency Units ("ECUs") shall be Luxembourg, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris).

     If so provided in the applicable Authentication Certificate, the Company will have the option to extend the Maturity Date of any Note for one or more periods (each an "Extension Period") up to but not beyond the date (the "Final
Maturity Date") set forth in the such Authentication Certificate.   Such
Authentication Certificate will indicate such option and the basis or formula, if any, for setting the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, applicable to any such Extension Period.

     If so provided in the applicable Authentication Certificate, Notes may be issued which mature on an Interest Payment Date (as defined below) specified in the such Authentication Certificate occurring in or prior to the twelfth month following the original issue date of such Notes unless the term of all or any portion of any such Note is renewed in accordance with the procedures described in such Authentication Certificate (a "Renewable Note").

          (6) Unless otherwise indicated in the applicable Authentication Certificate, each Note will bear interest at either (i) a fixed rate (a "Fixed Rate Note"), which may be zero in the case of Notes issued at a discount from the principal amount payable at the Maturity Date thereof (a "Zero Coupon Note") or (ii) a floating rate (a "Floating Rate Note") determined by reference to one or more of the interest rate formulas which may be adjusted by adding or subtracting the Spread or multiplying by the Spread Multiplier (each term as defined below).

     Notes may be issued as "Indexed Notes," with the amount of principal payable at the Maturity Date, or the amount of interest payable on an Interest Payment Date, to be determined by reference to a currency exchange rate, composite currency, commodity price or other financial or non-financial index as set forth in the applicable Authentication Certificate.

     Notes may be issued as "Amortizing Notes," for which payments of principal and interest are made in installments over the life of the Note. Interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. A table setting forth repayment information in respect of each Amortizing Note will be provided in the applicable Authentication Certificate.

     The Authentication Certificate relating to each Note will specify: (i) whether such Note is a Fixed Rate Note or a Floating Rate Note; (ii) if such
Note is a Fixed Rate Note, the rate per annum at which such Note will bear interest, if any, and the Interest Payment Dates and the Regular Record Dates, if different from those set forth below; (iii) if such Note is a Floating Rate Note, the interest rate basis (the "Interest Rate Basis") for each such Floating Rate Note which will be (a) the Commercial Paper Rate, in which case such Note will be a Commercial Paper Rate Note, (b) the Prime Rate, in which case such Note will be a Prime Rate Note, (c) the London Inter-Bank Offered Rate ("LIBOR"), in which case such Note will be a LIBOR Note, (d) the Treasury Rate, in which case such Note will be a Treasury Rate Note, (e) the CD Rate, in which case such Note will be a CD Rate Note, (f) the Federal Funds Rate, in which case such Note will be a Federal Funds Rate Note, (g) the CMT Rate, in which case such Note will be a CMT Rate Note, or (h) such other interest rate formula as is set forth in such Authentication Certificate, and, if applicable, the Calculation Agent, the Index Maturity, the Spread or Spread Multiplier, the Maximum Rate, the Minimum Rate, the Initial Interest Rate, the Interest Payment Dates, the Regular Record Dates, the Calculation Date, the Interest Determination Date and the Interest Reset Date with respect to such Floating Rate Note (as all such terms are defined below); (iv) whether such Note is an Original Discount Note, and if so, the yield to maturity; (v) whether such Note is an Indexed Note, and if so, the amount of interest payable on an Interest Payment Date, as determined by reference to the applicable index; (vi) whether such Note is an Amortizing Note, and if so, repayment information with respect to installments of principal and interest; (vii) whether any Note is a Renewable Note, and if so, the renewal dates; (viii) whether the Company has the option to reset the interest rate, in the case of a Fixed Rate Note, or to reset the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, and if so, the date or dates on which such interest rate or such Spread and/or Spread Multiplier, as the case may be, may be reset and the basis or formula, if any, for such resetting; and (ix) whether the Company will have the option to extend the Maturity Date of any Note for one or more Extension Periods up to but not beyond the Final Maturity Date, and if so, the basis or formula, if any, for setting the interest rate, in the case of a Fixed Rate Note, or the Spread and/or Spread Multiplier, in the case of a Floating Rate Note, applicable to any such Extension Period.

FIXED RATE NOTES

     Each Fixed Rate Note (except any Zero Coupon Note) will bear interest from its date of issue or from the most recent Interest Payment Date to which interest on such Note has been paid or duly provided for at the fixed rate per annum stated on the face thereof and in the applicable Authentication Certificate until the principal thereof is paid or made available for payment. Unless otherwise specified in the applicable Authentication Certificate, interest on such Fixed Rate Note will be payable semi-annually each February 1 and August 1 (each an "Interest Payment Date") and at the Maturity Date or upon earlier redemption or repayment. Unless otherwise indicated in the applicable Authentication Certificate, the "Regular Record Date" with respect to any Fixed Rate Note shall be the January 15 and July 15 (whether or not a Market Day) next preceding the February 1 and August 1 Interest

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Payment Dates. Each payment of interest in respect of an Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date (or the date of redemption or repayment) of any Fixed Rate Note falls on a day that is not a Market Day, the payment will be made on the next Market Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date (or the date of redemption or repayment), as the case may be.

FLOATING RATE NOTES

     Each Floating Rate Note will bear interest from its date of issue, at the rate per annum determined pursuant to the interest rate formula stated therein and in the applicable Authentication Certificate until the principal thereof is paid or made available for payment.

     The interest rate for each Floating Rate Note will be determined by reference to an interest rate formula which may be adjusted by adding or subtracting the Spread and/or multiplying by the Spread Multiplier. A Floating Rate Note may also have either or both of the following: (a) a maximum numerical interest rate limitation, or ceiling, on the rate of interest which may accrue during any interest period (a "Maximum Rate"); and (b) a minimum numerical interest rate limitation, or floor, on the rate of interest which may accrue during any interest period (a "Minimum Rate"). The "Spread" is the number of basis points specified in the applicable Authentication Certificate as being applicable to the interest rate for such Note, and the "Spread Multiplier" is the percentage specified in the applicable Authentication Certificate as being applicable to the interest rate for such Note. "Index Maturity" means, with respect to a Floating Rate Note, the period to maturity of the instrument or obligation on which the interest rate formula is based, as specified in the applicable Authentication Certificate.

     The rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), as specified in the applicable Authentication Certificate. The Interest Reset Date will be, in the case of Floating Rate Notes which reset daily, each Business Day; in the case of Floating Rate Notes (other than Treasury Rate Notes) which reset weekly, the Wednesday of each week; in the case of Treasury Rate Notes which reset weekly, the Tuesday of each week; in the case of Floating Rate Notes which reset monthly, the third Wednesday of each month; in the case of Floating Rate Notes which reset quarterly, the third Wednesday of March, June, September and December; in the case of Floating Rate Notes which reset semi-annually, the third Wednesday of two months of each year as specified in the applicable Authentication Certificate; and in the case of Floating Rate Notes which reset annually, the third Wednesday of one month of each year as specified in the applicable Authentication Certificate; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date with respect to a Floating Rate Note will be the Initial Interest Rate (as set forth in the applicable Authentication Certificate). If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Market Day with respect to such Floating Rate Note, the Interest Reset Date for such Floating Rate Note shall be postponed to the next day that is a Market Day with respect to such Floating Rate Note, except that in the case of a LIBOR Note, if such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

     The Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), for a Prime Rate Note (the "Prime Rate Interest Determination Date"), for a CD Rate Note (the "CD Rate Interest Determination Date"), for a Federal Funds Rate Note (the "Federal Funds Rate Interest Determination Date") and for a CMT Rate Note (the "CMT Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

     Payments of interest on any Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates with respect to any Floating Rate Note are daily or weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, unless otherwise specified in the applicable Authentication Certificate, will include interest accrued through but excluding the day following the next preceding Regular Record Date.

     With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid is calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such date by 360, in the case of Commercial Paper Rate Notes, Prime Rate Notes, LIBOR Notes, CD Rate Notes or Federal Funds Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes.

     Unless otherwise indicated in the applicable Authentication Certificate, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day.

     Unless otherwise indicated in the applicable Authentication Certificate and except as provided below, interest will be payable: (i) in the case of Floating Rate Notes which reset daily or weekly, on the third Wednesday of March, June, September and December of each year; (ii) in the case of Floating Rate Notes which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as indicated in the applicable Authentication Certificate); (iii) in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; (iv) in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in the applicable Authentication Certificate; and (v) in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in the applicable Authentication Certificate (each an "Interest Payment Date"), and in each case, at the Maturity Date. If any Interest Payment Date for any Floating Rate Note would fall on a day that is not a Market Day with respect to such Note, such Interest Payment Date will be the following day that is a Market Day with respect to such Note and interest will accrue to such Market Day, except that, in the case of a LIBOR Note, if such Market Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding day that is a Market Day with respect to such LIBOR Note. If the Maturity Date (or date of redemption or repayment) of any Floating Rate Note would fall on a day that is not a Market Day, the payment of interest and principal (and premium, if any) may be made on the next succeeding Market Day (or, the case of a LIBOR Note, if such day falls in the next calendar month, the next preceding day), and no interest on such payment will accrue for the period from and after the Maturity Date (or the date of redemption or repayment).

     All percentages resulting from any calculations referred to herein will be rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

     In addition to any maximum interest rate which may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The calculation agent (the "Calculation Agent") with respect to any Floating Rate Notes will be specified in the applicable Authentication Certificate. The Calculation Agent's determination of the interest rate with respect to any Floating Rate Note will be final and binding in the absence of manifest error.

     COMMERCIAL PAPER RATE NOTES. Commercial Paper Rate Notes will bear interest at the interest rates (calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any) and will be payable on the dates specified on the face of the Commercial Paper Rate Note and in the applicable Authentication Certificate. Unless otherwise indicated in the applicable Authentication Certificate, the "Calculation Date" pertaining to a Commercial Paper Interest Determination Date will be the tenth day after such Commercial Paper Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise indicated in the applicable Authentication Certificate, "Commercial Paper Rate" means, with respect to any Interest Reset Date, the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the specified Index Maturity as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 a.m. New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for United States Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                                         D  x  360
          Money Market Yield = 100  x  -------------
                                       360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the specified Index Maturity after the month in which such Interest Reset Date falls.

     PRIME RATE NOTES. Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any), and will be payable on the dates specified on the face of the Prime Rate Note and in the applicable Authentication Certificate. Unless otherwise indicated in the applicable Authentication Certificate, the "Calculation Date" pertaining to a Prime Rate Interest Determination Date will be the tenth day after such Prime Rate Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise indicated in the applicable Authentication Certificate, "Prime Rate" means, with respect to any Interest Reset Date, the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     LIBOR NOTES. LIBOR Notes will bear interest at the interest rates (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any), and will be payable on the dates specified on the face of the LIBOR Note and in the applicable Authentication Certificate.

     Unless otherwise indicated in the applicable Authentication Certificate, LIBOR, with respect to any Interest Reset Date, will be determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to a LIBOR Interest Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in the Index Currency (as defined below) having the Index Maturity designated in the applicable Authentication Certificate, commencing on the second Business Day immediately following that LIBOR Interest Determination Date, that appear as of 11:00 a.m., London time, on that LIBOR Interest Determination Date on the display screen designated "Page 3750" by Telerate Data Service, or such other page as may replace such page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for deposits in the relevant Index Currency ("Telerate Page 3750"). If no such rate appears on Telerate Page 3750, then LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the offered rates (unless the display referred to below by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency having the Index Maturity designated in the applicable Authentication Certificate and commencing on the second Business Day immediately following such LIBOR Interest Determination Date that appear on the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required). If fewer than two such rates appear (or, if such display by its terms provides for only a single rate, in which case if no such rate appears), then LIBOR in respect of such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

          (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of three major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Authentication Certificate, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, the prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., or such other time specified in the applicable Authentication Certificate, in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable Authentication Certificate and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

     "Index Currency" means the currency (including composite currencies) specified in the applicable Authentication Certificate as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Authentication Certificate, the Index Currency shall be United States dollars.

     "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

     TREASURY RATE NOTES. Treasury Rate Notes will bear interest at the interest rates (calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any) and will be payable on the dates specified on the face of the Treasury Rate Note and in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, the "Calculation Date" with respect to a Treasury Interest Determination Date will be the tenth day after such Treasury Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise indicated in the applicable Authentication Certificate, "Treasury Rate" means, with respect to any Interest Reset Date, the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the specified Index Maturity as published in H.15(519) under the heading "United States Government Securities--Treasury Bills--auction average (investment)" or, if not so published by 9:00 a.m., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of such auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Rate Interest Determination Date for the specified Index Maturity under the heading "United States Government Securities--Treasury Bills --Secondary Market." In the event such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

     CD RATE NOTES. CD Rate Notes will bear interest at the interest rates (calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any), and will be payable on the dates specified on the face of the CD Rate Note and in the applicable Authentication Certificate. Unless otherwise indicated in the applicable Authentication Certificate, the "Calculation Date" pertaining to a CD Rate Interest Determination Date will be the tenth day after such CD Rate Interest Determination Date or, if such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise indicated in the applicable Authentication Certificate, "CD Rate" means, with respect to any Interest Reset Date, the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

     FEDERAL FUNDS RATE NOTES. Federal Funds Rate Notes will bear interest at the interest rates (calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any), and will be payable on the dates specified on the face of the Federal Funds Rate Note and in the applicable Authentication Certificate. Unless otherwise indicated in the applicable Authentication Certificate, the "Calculation Date" pertaining to a Federal Funds Interest Determination Date will be the tenth day after such Federal Funds Interest Determination Date or, if such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise indicated in the applicable Authentication Certificate, "Federal Funds Rate" means, with respect to any Interest Reset Date, the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date for Federal Funds as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     CMT RATE NOTES. CMT Rate Notes will bear interest at the interest rates (calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any) and will be payable on the dates specified on the face of the CMT Rate Note and in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, the "Calculation Date" with respect to a CMT Interest Determination Date will be the tenth day after such CMT Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

     Unless otherwise specified in the applicable Authentication Certificate, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release
H.15 . . . Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related CMT Interest

Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Authentication Certificate (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Authentication Certificate, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Authentication Certificate with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Authentication Certificate, the Designated CMT Maturity Index shall be 2 years.

          (7) Payment of the principal of (and premium, if any) and any interest due with respect to any Certificated Note at the Maturity Date or upon redemption or repayment thereof to be made in U.S. dollars will be made in immediately available funds upon surrender of such Note at the Corporate Trust Office of the Trustee in The City of New York, provided that the Certificated
Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest with respect to Certificated Notes to be made in U.S. dollars other than at the Maturity Date or upon redemption or repayment thereof will be made by check mailed to the address of the person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated by such Person.

     Unless otherwise specified in the applicable Authentication Certificate, payments of interest and principal (and premium, if any) with respect to any Certificated Note to be made in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to such account with a bank located in the country issuing the Specified Currency (or, with respect to Certificated Notes denominated in ECUs, to an ECU account) or other jurisdiction acceptable to the Company and the Trustee as shall have been designated at least ten Business Days prior to the Interest Payment Date or the Maturity Date, as the case may be, by the registered Holder of such Note on the relevant Regular Record Date or the Maturity Date, provided that, in the case of payment of principal (and premium, if any) and any interest due at the Maturity Date, the Certificated Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information in writing with the Trustee at its Corporate Trust Office in The City of New York and, unless revoked, any such designation made with respect to any Certificated Note by a registered Holder will remain in effect with respect to any further payments with respect to such Note payable to such Holder. If a payment with respect to any such Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

     Payment of principal of and any premium and interest on Book-Entry Notes represented by any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Book-Entry Notes represented thereby for all purposes under the Indenture.

     Certificated Notes may be presented for registration of transfer or exchange at the Corporate Trust Office of the Trustee in The City of New York.

          (8) Unless an initial date on which a Note may be redeemed by the Company (a "Redemption Commencement Date") is specified in the applicable Authentication Certificate, the Notes shall not be redeemable prior to their Maturity Date. If a Redemption Commencement Date is so specified with respect to any Note, the applicable Authentication Certificate shall also specify one or more redemption prices (expressed as a percentage of the principal amount of such Note) ("Redemption Prices") and the redemption period or periods ("Redemption Periods") during which such Redemption Prices shall apply. Unless otherwise specified in the applicable Authentication Certificate, any such Note shall be redeemable at the option of the Company at any time on or after such specified Redemption Commencement Date, as a whole or from time to time in part, at the specified Redemption Price applicable to the Redemption Period during which such Note is to be redeemed, together with interest accrued to the date on which such Note is redeemed.

          (9) Unless otherwise specified in the applicable Authentication Certificate, the Notes will not be subject to any sinking fund and, unless a date on which a Note may be repayable at the option of the Holder thereof (each a "Repayment Date") is specified in the applicable Authentication Certificate, the Notes will not be repayable at the option of a holder prior to their Maturity Date. If a Repayment Date is so specified with respect to any Note, the applicable Authentication Certificate will also specify one or more repayment prices (expressed as a percentage of the principal amount of such Note) ("Repayment Prices"), the repayment period or periods ("Repayment Periods") during which such Repayment Prices shall apply and any other terms of such repayment. Unless otherwise specified in the Authentication Certificate, any such Note shall be repayable at the option of the Holder thereof (as specified in such Authentication

Certificate) at any time on or after such specified Repayment Date for a limited period (as specified in such Authentication Certificate), at the specified Repayment Price applicable to the Repayment Period during which such Note may be repaid, together with interest accrued to the date on which such Note is repaid.

          (10) Unless otherwise specified in the applicable Authentication Certificate, the authorized denominations of any Note denominated in U.S. dollars will be $100,000 and integral multiples of $1,000 in excess thereof.
The authorized denominations of any Note denominated in other than U.S. dollars will be the amount of the Specified Currency for such Note equivalent, at the noon buying rate for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") on the first Business Day next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $100,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency.

          (11) Each Note will be denominated in a Specified Currency as specified on the face thereof and in the applicable Authentication Certificate, which may include U.S. dollars, Australian dollars, New Zealand dollars, Canadian dollars, Danish kroner, Italian lire, ECUs or any other currency set forth in the applicable Authentication Certificate.

          (12) Notes may be issued with the principal amount payable at the Maturity Date or upon redemption or repayment, or the amount of interest payable on an Interest Payment Date, to be determined by reference to a currency exchange rate, composite currency, commodity price or other financial or non-financial index as set forth in the applicable Authentication Certificate. Holders of Indexed Notes may receive a principal amount at the Maturity Date that is greater than or less than the face amount of such Notes depending upon the value at the Maturity Date of the applicable index. Information as to the methods for determining the principal amount payable at the Maturity Date or the amount of interest payable on an interest payment date, as the case may be, and any currency or commodity market to which principal or interest is indexed will be set forth in the applicable Authentication Certificate.

          (13) A Note may be issued as an "Original Issue Discount Note," which is a Note, including any Zero Coupon Note, issued at a price lower than the principal amount thereof and which provides that upon redemption, repayment or acceleration of the Maturity Date thereof an amount less than the principal thereof shall become due and payable. In the event of redemption, repayment or acceleration of the Maturity Date of an Original Issue Discount Note, the amount payable to the Holder of such Note upon such redemption, repayment or acceleration will be determined in accordance with the terms of the Note, but will be an amount less than the amount payable at the Maturity Date of such Note.

          (14) Unless otherwise specified in the applicable Authentication Certificate, payments of principal of (and premium, if any) and interest on all Fixed Rate Notes and Floating Rate Notes will be made in the applicable Specified Currency; provided, however, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars
(i) at the option of the Holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described in the third following paragraph.

     Unless otherwise specified in the applicable Authentication Certificate, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date or at the Maturity Date, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office in The City of New York on or prior to such Regular Record Date or the date 15 days prior to the Maturity Date, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to the Maturity Date, as the case may be.

     Unless otherwise specified in the applicable Authentication Certificate, the U.S. dollar amount to be received by a Holder of a Note denominated in other than U.S. dollars who elects to receive payment in U.S. dollars will be based on the highest bid quotation in The City of New York received by the exchange rate agent for the Notes designated in the applicable Authentication Certificate (the "Exchange Rate Agent") as of 11:00 a.m., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the date of payment of principal (and premium, if any) or interest with respect to any Note, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Note will be borne by the Holder thereof by deductions from such payment.

     If the principal of (and premium, if any) or interest on any Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of the Notes by making such payment in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture.

          (15) Unless otherwise specified in the applicable Authentication Certificate, the Company shall not pay any additional amounts on Notes held by a Person who is a United States Alien in respect of any tax, assessment or governmental charge withheld or deducted.

          (16) If principal of or any premium or interest on any Note is denominated or payable in a Specified Currency other than U.S. dollars, the applicable Authentication Certificate will set forth whether and under what terms and conditions the Company may be discharged from obligations pursuant to Sections 403 and 1011 of the Indenture with respect to such Notes.

          (17) Subject to the terms of the Indenture and the resolutions and authorizations referred to in the first paragraph hereof, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Authentication Certificate.

          B.   Establishment of Note Forms pursuant to Section 201 of Indenture.

          It is hereby established pursuant to Section 201 of the Indenture that Notes denominated in U.S. dollars (whether Book-Entry Notes or Certificated Notes) shall be substantially in the forms attached as Exhibits A, B, C and D hereto, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall be an "Officers' Certificate" satisfying the requirements of Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate and delivered to the Trustee or its authenticating agent. Upon receipt (including by facsimile) of such an Authentication Certificate, the Trustee or its authenticating agent is hereby instructed to insert such terms on the face of the Notes relating thereto.



          C. Establishment or Procedures for Authentication and Delivery of Notes Pursuant to Section 303 of Indenture.

          It is hereby ordered pursuant to Section 303 of the Indenture that Notes may be authenticated from time to time by the Trustee and issued in an aggregate principal amount not to exceed the amount set forth in Section A(2) above, in accordance with the Administrative Procedure attached hereto as Exhibit E (the "Administrative Procedure") and upon receipt by the Trustee (including by facsimile) of an Authentication Certificate supplemental to this Officers' Certificate and Authentication Order, in substantially the form attached as Exhibit F hereto (an "Authentication Certificate"), setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued. Each Authentication Certificate shall be signed by the Chief Executive Officer, the Chief

Financial Officer or the Treasurer of the Company. The Company hereby directs the Trustee to perform its duties under the Administrative Procedure and agrees and confirms that the Trustee shall be indemnified by the Company for its acts and omissions in connection with the Administrative Procedure pursuant to
Section 607(3) of the Indenture in accordance with the terms of such Section.

Dated:  October 2, 1995


                                    SUPERVALU INC.



                                    By  /s/ Jeffrey C. Girard
                                       ______________________________________
                                       Jeffrey C. Girard
                                       Executive Vice President and
                                            Chief Financial Officer



                                    By  /s/ Kim M. Erickson
                                       ______________________________________
                                       Kim M. Erickson
                                       Vice President and Treasurer

REGISTERED                                                            REGISTERED
                                 SUPERVALU INC.                Principal Amount:
No. BA-                    Medium-Term Note, Series B          $
                               (Fixed Rate Note)               CUSIP
                                                               No.

     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]


ORIGINAL ISSUE DATE:                                  MATURITY DATE:

INTEREST RATE:                                        REDEMPTION TERMS:

OTHER TERMS:                                          REPAYMENT TERMS:


       SUPERVALU INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 in each year or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the Interest Rate shown above on any overdue principal and on any overdue installment of interest; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

       Payment of principal of (and premium, if any) and any interest due on any Note of this series (that is not a Global Security) at maturity or upon redemption or repayment will be made in immediately available funds upon surrender of the Note at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company maintained for that purpose in the City of New York, provided that the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest due on any Note of this series (that is not a Global Security) other than at maturity or upon redemption or repayment will be made by check mailed to the address of the person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated by such person.

       Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

       Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

       Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



  [SEAL]                               SUPERVALU INC.


                                       By
                                          ------------------------
                                          Title:

  Attest:

  ------------------------
  Title:


  Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENICATION


       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By
                                          ------------------------
                                          Authorized Signatory

                                 SUPERVALU INC.
                           Medium-Term Note, Series B
                               (Fixed Rate Note)



       This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture, dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture thereto, dated as of August 1, 1990, the Second Supplemental Indenture thereto, dated as of October 1, 1992, and the Third Supplemental Indenture thereto, dated as of September 1, 1995 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes (as defined below) and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Series B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

       Unless otherwise set forth above, under "Other Terms", the Notes of this series are issuable only in registered form without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series in definitive registered form are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months.

       In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or any applicable

  Redemption Date or Repayment Date.

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       Unless otherwise specified under "Other Terms" above, this Note will not be subject to any sinking fund.

       If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

       If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

       The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or (ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the

  Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

       This Note shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

  ABBREVIATIONS

       The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM--as tenants in common

       TEN ENT--as tenants by the entireties

       JT TEN--as joint tenants with right of survivorship and not as tenants in common

       UNIF GIFT MIN ACT--_______________Custodian_______________
                                                         (Cust)
  (Minor)

                       under Uniform Gift to Minors Act

               ------------------------------------------------
                                    (State)

       Additional abbreviations may be used though not in the above list.

                                  ASSIGNMENT
                                  ----------


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  ------------------------------------------------------------------------
  |______________________________________________________________________|






                  (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of Assignee)


  the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Company, with full power of substitution in the premises.

  Dated: ______________________________________________

Signature Guaranteed

---------------------------------------      -------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond
                                             with the name as written upon
                                             the face of the within
                                             Note in every particular,
                                             without alteration or
                                             enlargement or any change whatever.

                           OPTION TO ELECT REPAYMENT

       The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at






        (Please Print or Typewrite Name and Address of the Undersigned)

            If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the undersigned elects to have repaid:

  __________________________________________________________;

  and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):_____________________________.



  Dated:___________________           ___________________________



       NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

REGISTERED                                                           REGISTERED
                              SUPERVALU INC.                   Principal Amount:
No. BB-                 Medium-Term Note, Series B             $
                        (Global Floating Rate Note)            CUSIP
                                                               No.


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

ORIGINAL ISSUE DATE:                     MATURITY DATE:

INITIAL INTEREST RATE:                   SPREAD:

INTEREST RATE BASIS:                     SPREAD MULTIPLIER:

                                         REDEMPTION TERMS:
 [  ]  COMMERCIAL PAPER RATE
 [  ]  PRIME RATE
 [  ]  LIBOR
 [  ]  TREASURY RATE                     REPAYMENT TERMS:
 [  ]  CD RATE
 [  ]  FEDERAL FUNDS RATE
 [  ]  CMT RATE
       DESIGNATED CMT TELERATE           CALCULATION AGENT:
       PAGE:
       DESIGNATED CMT MATURITY
       INDEX:
 [  ]  OTHER (SEE "OTHER TERMS")         OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

     SUPERVALU INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Interest Rate Basis specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the Interest Rate shown above on any overdue principal and on any overdue installment of interest; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the fifteenth calendar day (whether or not a Market Day (as defined below)) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Payment of principal of (and premium, if any) and any interest due on any Note of this series (that is not a Global Security) at maturity or upon redemption or repayment will be made in immediately available funds upon surrender of the Note at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company maintained for that purpose in the City of New York, provided that the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest due on any Note of this series (that is not a Global Security) other than at maturity or upon redemption or repayment will be made by check mailed to the address of the person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated by such person.

     Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



  [SEAL]                                SUPERVALU INC.


                                        By ________________________
                                           Title:

  Attest:

  ________________________
  Title:


  Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                    as Trustee


                                    By ________________________
                                       Authorized Signatory

                                SUPERVALU INC.
                          Medium-Term Note, Series B
                             (Floating Rate Note)


       This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture thereto, dated as of August 1, 1990, the Second Supplemental Indenture thereto, dated as of October 1, 1992, and the Third Supplemental Indenture thereto, dated as of September 1, 1995 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes (as defined below) and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Serices B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

       Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in registered form without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are in definitive registered form exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates with respect to this Note are daily or weekly, interest payable on this Note on any Interest Payment Date, other than interest payable on the date on which principal on this Note is payable, unless otherwise specified above under "Other Terms", will include interest accrued through but excluding the day following the next preceding Regular Record Date.

       In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Market Day, the payment of interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be made on the next Market Day, as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date, except that, in the case of an Interest Payment Date for a LIBOR Note, if such next Market Day is in the next succeeding calendar month, the payment of interest shall be made on the immediately preceding Market Day.

       REDEMPTION AND REPAYMENT

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       Unless otherwise specified under "Other Terms" above, this Note will not be subject to any sinking fund.

       If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

       INTEREST PROVISIONS

       Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the date on which each such reset occurs, an "Interest Reset Date"). The Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Market Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, Tuesday of each week; in the case of Notes which are reset monthly, the third Wednesday of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated above, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated above, by the Interest Reset Dates. Unless otherwise specified above, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on and as of the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date with respect to this Note (the "Initial Interest Rate") will be as set forth above. If any Interest Reset Date for any Note would otherwise be a day that is not Market Day, such Interest Reset Date shall be postponed to the next day that is a Market Day, except that in the case of a LIBOR Note, if such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

       As used herein, the term "Market Day" means (a) with respect to any Note (other than any LIBOR Note), any Business Day, and (b) with respect to any LIBOR Note, any such Business Day which is also a London Business Day. The term "London Business Day" means any day on which dealing in deposits in U.S. dollars are transacted in the London interbank market.

       DETERMINATION OF COMMERCIAL PAPER RATE

       If the Interest Rate Basis specified above is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" and the interest rate with respect to this Note shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Commercial Paper Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to a Commercial Paper Interest Determination Date will be the tenth day after such Commercial Paper Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above under "Other Terms", "Commercial Paper Rate" means, with respect to any Interest Reset Date, the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 a.m. New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for United States Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent (as defined below) and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

       "Money Market Yield" shall be a yield expressed as a percentage calculated in accordance with the following formula:

            Money Market Yield = 100 x       D x 360
                                       ------------------
                                                 360 - (D x M)

  where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the specified Index Maturity after the month in which such Interest Reset Date falls.

       DETERMINATION OF PRIME RATE

       If the Interest Rate Basis specified above is the Prime Rate, this Note is a "Prime Rate Note" and the interest rate with respect to this Note shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Prime Rate Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to a Prime Rate Interest Determination Date will be the tenth day after such Prime Rate Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above under "Other Terms", "Prime Rate" means, with respect to any Interest Reset Date, the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen NYMF Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date.
  If fewer than four such rates appear on the Reuters Screen NYMF Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

       DETERMINATION OF LIBOR

       If the Interest Rate Basis specified above is LIBOR, this Note is a "LIBOR Note" and the interest rate with respect to this Note shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable LIBOR Interest Determination Date (as defined below).

       Unless otherwise specified above under "Other Terms", "LIBOR", with respect to any Interest Reset Date, will be determined by the Calculation Agent in accordance with the following provisions:

       (i) With respect to a LIBOR Interest Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in the Index Currency (as defined below) having the Index Maturity specified above, commencing on the second Market Day immediately following that LIBOR Interest Determination Date, that appear as of 11:00 a.m., London time, on that LIBOR Interest Determination Date on the display screen designated "Page 3750" by Telerate Data Service, or such other page as may replace such page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for deposits in the relevant Index Currency ("Telerate Page 3750"). If no such rate appears on Telerate Page 3750, then LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the offered rates (unless the display referred to below by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the London interbank market in the Index Currency having the Index Maturity specified above and commencing on the second Market Day immediately following such LIBOR Interest Determination Date that appear on the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank offered rates of major banks for the applicable Index Currency as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required). If fewer than two such rates appear (or, if such display by its terms provides for only a single rate, in which case if no such rate appears), then LIBOR in respect of such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

       (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of three major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified above, commencing on the second London Market Day immediately following such LIBOR Interest Determination Date, the prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., (or such other time specified above), in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

       "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified above, the Index Currency shall be United States dollars.

       "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

       DETERMINATION OF TREASURY RATE

       If the Interest Rate Basis specified above with respect to any Interest Period is the Treasury Rate, this Note is a "Treasury Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Treasury Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to a Treasury Interest Determination Date will be the tenth day after such Treasury Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above under "Other Terms", "Treasury Rate" means, with respect to any Interest Reset Date, the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the specified Index Maturity as published in H.15(519) under the heading "United States Government Securities- -Treasury Bills--auction average (investment)" or, if not so published by 9:00 a.m., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of such auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Rate Interest Determination Date for the specified Index Maturity under the heading "United States Government Securities--Treasury Bills--Secondary Market." In the event such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

       DETERMINATION OF THE CD RATE

       If the Interest Rate Basis specified above is the CD Rate, this Note is a "CD Rate Note" and the interest rate with respect to this Note shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CD Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to a CD Rate Determination Date will be the tenth day after such CD Rate Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above under "Other Terms", "CD Rate" means, with respect to any Interest Reset Date, the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

       DETERMINATION OF FEDERAL FUNDS RATE

       If the Interest Rate Basis specified above is the Federal Funds Rate, this Note is a "Federal Funds Rate Note" and the interest rate with respect to this Note shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Federal Funds Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms", the "Calculation Date" pertaining to a Federal Funds Interest Determination Date will be the tenth day after such Federal Funds Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above under "Other Terms", "Federal Funds Rate" means, with respect to any Interest Reset Date, the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date for Federal Funds as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

       DETERMINATION OF CMT RATE

       If the Interest Rate Basis specified above is the CMT Rate, this Note is a "CMT Rate Note" and the interest rate with respect to this Note shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CMT Interest Determination Date (as defined below). Unless otherwise specified above under "Other Terms," the "Calculation Date" with respect to a CMT Interest Determination Date will be the tenth day after such CMT Interest Determination Date, or, if any such day is not a Market Day, the next succeeding Market Day.

       Unless otherwise specified above, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the

  CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.

       "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

       "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

       GENERAL

       Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

       On or before the Calculation Date, Bankers Trust Company or any other Calculation Agent specified above, as Calculation Agent (the "Calculation Agent"), will determine the interest rate in accordance with the foregoing. Upon the request of the Holder of this Note, the Calculation Agent will provide the interest rate then in effect, and, if determined, the interest rate which will become effective on the next Interest Reset Date with respect to this Note. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error. Accrued interest from the Original Issue Date or from the last date to which interest has been paid will be calculated by multiplying the face amount of the Note by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such date by 360, in the case of Commercial Paper Rate Notes, Prime Rate Notes, LIBOR Notes, CD Rate Notes or Federal Funds Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes.

       Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), for a Prime Rate Note (the "Prime Rate Interest Determination

  Date"), for a CD Rate Note (the "CD Rate Interest Determination Date"), for a Federal Funds Rate Note (the "Federal Funds Rate Interest Determination Date") and for a CMT Rate Note (the "CMT Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

       Unless otherwise specified above under "Other Terms", all percentages resulting from any calculations on this Note will be rounded, if necessary, to the next higher one hundred-thousandth of one percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655); and all U.S. dollar amounts used in or resulting from such calculations on this Note will be rounded to the nearest cent (with one-half cent being rounded upwards).

       MISCELLANEOUS PROVISIONS

       If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

       The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or (ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

       This Note shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

       The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM--as tenants in common

       TEN ENT--as tenants by the entireties

       JT TEN--as joint tenants with right of survivorship and not as tenants in common

       UNF GIFT MIN ACT--                Custodian
                         ---------------           ---------------
                                         (Cust)
  (Minor)

                     under Uniform Gift to Minors Act

                -------------------------------------------
                               (State)


       Additional abbreviations may be used though not in the above list.


                       ---------------------------------

                              ASSIGNMENT
                              ----------


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  --------------------------------------
  |                                    |
  --------------------------------------



                  (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)


  the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Company, with full power of substitution in the premises.

  Dated:
         ----------------------------------

  Signature Guaranteed

  -----------------------------------------

  -----------------------------------------


           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                           OPTION TO ELECT REPAYMENT

       The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at






        (Please Print or Typewrite Name and Address of the Undersigned)

  If less than the entire principal amount of the within Note is to be repaid; specify the portion thereof which the undersigned elects to have repaid:

  ----------------------------------------------------;

  and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):
                            -------------------------------.




  Dated:
          -------------------         ---------------------------

                                      ---------------------------



       NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

REGISTERED                                                   REGISTERED
                            SUPERVALU INC.                Principal Amount:
No. BC-               Medium-Term Note, Series B          $
              (Original Issue Discount Zero Coupon Note)  CUSIP
                                                          No.


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY --UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]


  ORIGINAL ISSUE DATE:                 MATURITY DATE:

  OTHER TERMS:                         REDEMPTION TERMS:

  ORIGINAL ISSUE DISCOUNT:             REPAYMENT TERMS:

  YIELD TO MATURITY:


     SUPERVALU INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above.

     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or repayment or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the yield to maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption or repayment, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.

     If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Payment of principal of (and premium, if any) and any interest due on any Note of this series (that is not a Global Security) at maturity or upon redemption or repayment will be made in immediately available funds upon surrender of the Note at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company maintained for that purpose in the City of New York, provided that the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of any interest due on any Note of this series (that is not a Global Security) other than at maturity or upon redemption or repayment will be made by check mailed to the address of the person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated by such person.

     Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depository or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

     Payment of the principal of (and premium, if any) and any interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



  [SEAL]                          SUPERVALU INC.


                                  By
                                     ------------------------
                                     Title:

  Attest:


  ------------------------
  Title:


  Dated:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY,
                                  as Trustee


                                  By
                                     ------------------------
                                     Authorized Signatory

                              SUPERVALU INC.
                         Medium-Term Note, Series B
                 (Original Issue Discount Zero Coupon Note)



       This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture, dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture thereto, dated as of August 1, 1990, the Second Supplemental Indenture thereto, dated as of October 1, 1992, and the Third Supplemental Indenture thereto, dated as of September 1, 1995 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes (as defined below) and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Series B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.

       Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in registered form without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series in definitive registered form are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       In the event that the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the payment of principal (and premium, if any) otherwise payable on such date will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after the Maturity Date or any applicable Redemption Date or Repayment Date.

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company at the applicable Redemption Price so specified. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date for redemption, all as provided in this Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       Unless otherwise specified under "Other Terms" above, this Note will not be subject to any sinking fund.

       If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount of this Note) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

       If an Event of Default with respect to this Note shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of this Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

       The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity or in the event that this Note is redeemed or repaid shall, unless otherwise indicated above under "Other Terms", be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption or repayment, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations (the "Regulations") Section 1.1273-1(c) issued by the Treasury Department in January 1994 ).

       The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the Original Issue Date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Stated Maturity hereof based on the issue price and principal amount payable at the Stated Maturity hereof.

       The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or (ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

       In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, places and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

       This Note shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                                     ABBREVIATIONS

       The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM--as tenants in common

       TEN ENT--as tenants by the entireties

       JT TEN--as joint tenants with right of survivorship and not as tenants in common

       UNIF GIFT MIN ACT--               Custodian
                          --------------          ---------------
                                         (Cust)
  (Minor)

                           under Uniform Gift to Minors Act


                         ----------------------------------------
                                       (State)


       Additional abbreviations may be used though not in the above list.

                                  ASSIGNMENT
                                  ----------


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  ----------------------------------------
  |                                      |
  ----------------------------------------


                    (Please Print or Typewrite Name and Address
                      Including Postal Zip Code of Assignee)


  the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Company, with full power of substitution in the premises.


   Dated:
         -----------------------------

   Signature Guaranteed


   ------------------------------------

   ------------------------------------


                  NOTICE: The signature to this assignment must correspond
                          with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                           OPTION TO ELECT REPAYMENT

       The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at





       (Please Print or Typewrite Name and Address of the Undersigned)


       If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the undersigned elects to have repaid: __________________________________________________________;

  and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):_____________________________.



  Dated:
        -------------------         ---------------------------

                                     --------------------------


       NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.

REGISTERED                                                  REGISTERED
                           SUPERVALU INC.                Principal Amount:
No. BD-              Medium-Term Note, Series B          $
              (Original Issue Discount Fixed Rate Note)  CUSIP
                                                         No.


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC, AS DEPOSITARY FOR THIS SERIES OF SECURITIES (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]


ORIGINAL ISSUE DATE:                     MATURITY DATE:

INTEREST RATE:                           REDEMPTION TERMS:

OTHER TERMS:                             REPAYMENT TERMS:

ORIGINAL ISSUE DISCOUNT:                 YIELD TO MATURITY:



[__]  ORIGINAL ISSUE DISCOUNT NOTE SUBJECT TO "SPECIAL PROVISIONS" BELOW

[__]  ORIGINAL ISSUE DISCOUNT NOTE FOR FEDERAL INCOME TAX PURPOSES ONLY

       SUPERVALU INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ United States Dollars ($_________) on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date or Repayment Date shown above (subject to the "Special Provisions" below, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each February 1 and August 1 in each year or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), and on the Maturity Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the Interest Rate shown above on any overdue principal and on any overdue installment of interest; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified above under "Other Terms", be the January 15 and July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

       Payment of principal of (and premium, if any) and any interest due on any Note of this series (that is not a Global Security) at maturity or upon redemption or repayment will be made in immediately available funds upon surrender of the Note at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company maintained for that purpose in the City of New York, provided that the Note is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Payments of interest due on any Note of this series (that is not a Global Security) other than at maturity or upon redemption or repayment will be made by check mailed to the address of the person entitled thereto as it appears in the Security Register or by wire transfer to such account as may have been appropriately designated by such person.

       Payment of principal of (and premium, if any) and interest due on any Global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security for all purposes under the Indenture.

       Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

       Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


  [SEAL]                          SUPERVALU INC.


                                  By
                                     ------------------------
                                     Title:

  Attest:

  ------------------------
  Title:


  Dated:

                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION


       This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY,
                                  as Trustee


                                  By
                                     ------------------------
                                     Authorized Signatory

                               SUPERVALU INC.
                         Medium-Term Note, Series B
                    (Original Issue Discount Fixed Rate Note)

       This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued or to be issued in one or more series under an Indenture, dated as of July 1, 1987, as amended and supplemented by the First Supplemental Indenture thereto, dated as of August 1, 1990, the Second Supplemental Indenture thereto, dated as of October 1, 1992 and the Third Supplemental Indenture thereto, dated as of September 1, 1995 (the Indenture, as so amended and supplemented, being herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as Medium-Term Notes, Series B (the "Notes"). By the terms of the Indenture, Securities, which may vary as to date, amount, Maturity Date, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

       Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes of this series may be issued, in whole or in part, in the form of one or more Global Securities bearing the legend specified in the Indenture regarding certain restrictions on registration of transfer and exchange and issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture, and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series in definitive registered form are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest hereon shall be computed on the basis of a 360-day year of twelve 30-day months.

       In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be made on the next Business Day as if it were made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date.

       If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates, referred to above, all as provided in the Indenture. Notice of redemption will be given by mail to the Holder of this Note not less than 30 nor more than 60 days prior to the date for redemption, all as provided for in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

       Unless otherwise specified under "Other Terms" above, this Note will note be subject to any sinking fund.

       If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this Note if this
  Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Repayment Terms", this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms". In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

       If an Event of Default with respect to this Note shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

       The Indenture contains provisions for defeasance at any time of the Company's obligations in respect of (i) the entire indebtedness of this Note or (ii) certain restrictive covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

       As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

       In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

       No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, the limitations set forth on the first page hereof) therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York, or such other office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

       This Note shall be governed by and construed in accordance with the laws of the State of New York.

       All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                              SPECIAL PROVISIONS

       Unless otherwise indicated above under "Other Terms", if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated above, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Stated Maturity hereof or in the event that this Note is redeemed or repaid shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption or repayment, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations (the "Regulations") Section 1.1273-1(c) issued by the Treasury Department in January 1994).

       The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal

  Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the Original Issue Date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Stated Maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Stated Maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Stated Maturity hereof based on the issue price and principal amount payable at the Stated Maturity hereof.

                                 ABBREVIATIONS


       The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM--as tenants in common

       TEN ENT--as tenants by the entireties

       JT TEN--as joint tenants with right of survivorship and not as tenants in common

       UNIF GIFT MIN ACT--               Custodian
                          --------------           --------------
                                         (Cust)
  (Minor)

                      under Uniform Gift to Minors Act

                   --------------------------------------
                                  (State)

       Additional abbreviations may be used though not in the above list.

                                     ASSIGNMENT
                                     ----------


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  -----------------------------------------
  |                                       |
  -----------------------------------------


                      (Please Print or Typewrite Name and Address
                         Including Postal Zip Code of Assignee)


  the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Company, with full power of substitution in the premises.

  Dated:
        ---------------------------

  Signature Guaranteed

  ---------------------------------

  ---------------------------------

                   NOTICE: The signature to this assignment must correspond
                           with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

                                OPTION TO ELECT REPAYMENT


       The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at






           (Please Print or Typewrite Name and Address of the Undersigned)


       If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the undersigned elects to have repaid: __________________________________________________________;
  and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):_____________________________.



  Dated:
          -------------------         ---------------------------

                                      ---------------------------


       NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever.